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                                                                     EXHIBIT 4.2

                        [SELECTICA CERTIFICATE ARTWORK]

                                   SELECTICA
                      THE INTERNET SELLING SYSTEMS COMPANY
                                SELECTICA, INC.

                                  COMMON STOCK
INCORPORATED UNDER THE LAWS                            CUSIP 816288 10 4
 OF THE STATE OF DELAWARE                    SEE REVERSE FOR CERTAIN DEFINITIONS

fully paid and non-assessable shares, $0.0001 par value, of the COMMON STOCK of

--------------------------------SELECTICA, INC.--------------------------------

(hereinafter called the "Corporation"), transferable on the books of the Corporation in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by a Transfer Agent and registered by a Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

/s/ STEPHEN BENNION                 /s/ RAJEN JASWA
--------------------------          -------------------------------------
SECRETARY                           PRESIDENT AND CHIEF EXECUTIVE OFFICER




COUNTERSIGNED AND REGISTERED
          U.S. STOCK TRANSFER CORPORATION
                          TRANSFER AGENT AND REGISTRAR
BY

                                  AUTHORIZED SIGNATURE
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                                                                     Exhibit 4.2

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common               UNIF GIFT MIN ACT-
     TEN ENT - as tenants by the entireties
     JT TEN  - as joint tenants with right of     ----------Custodian ----------
               survivorship and not as tenants      (Cust)              (Minor)
               in common                          under Uniform Gifts to Minors
                                                  Act
                                                     ---------------------------
                                                             (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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of the capital stock represented by the within Certificate, and do hereby irrevocably [MISSING DATA] and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     --------------------------


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     NOTICE:   THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
               THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER

Signature Guaranteed:


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THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 172d-13.